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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): December 31, 2001


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 2001, providing for the issuance of the CHL Mortgage Pass-Through Trust 2001-30, Mortgage Pass-Through Certificates, Series 2001-30).


                                  CWMBS, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                 333-64564                95-4596514
(State or Other Jurisdiction      (Commission            (I.R.S. Employer
      of Incorporation)           File Number)          Identification No.)



           4500 Park Granada
          Calabasas, California                                 91302
          (Address of Principal                              (Zip Code)
           Executive Offices)


Registrant's telephone number, including area code (818) 225-3240


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Item 5.  Other Events.

     On December 31, 2001, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of December 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2001-30. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.


                                      2


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Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1. The Pooling and Servicing Agreement, dated as of December 1, 2001, by and among the Company, Seller, Master Servicer and the Trustee.


                                      3


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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CWMBS, INC.



                                                     By: /s/ Celia Coulter
                                                        Celia Coulter
                                                        Vice President




Dated:  March 11, 2002


                                      4


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                                 Exhibit Index

Exhibit                                                                   Page

99.1.     Pooling and Servicing Agreement,
          dated as of Decmber 1, 2001, by
          and among, the Company, Seller,
          Master Servicer and the Trustee.                                   6


                                      5


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                                 EXHIBIT 99.1


                                      6


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